                                                                    EXHIBIT 23.1

                          Independent Auditors' Consent


The Board of Directors
FSI International, Inc.:


We consent to the use of our reports incorporated herein by reference.

                                                                    /s/ KPMG LLP

Minneapolis, Minnesota
January 7, 2000